UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)   December 15, 2009


                            GALLERY OF HISTORY, INC.
_____________________________________________________________________________
           (Exact name of registrant as specified in its charter)



          Nevada                      0-13757                   88-0176525
____________________________    __________________         __________________
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
      of Incorporation)             File Number)          Identification No.)



                            3601 West Sahara Avenue
                          Las Vegas, Nevada 89102-5822
_____________________________________________________________________________
               (Address of Principal Executive Office) (Zip Code)


                                  (702) 364-1000
_____________________________________________________________________________
              (Registrant's telephone number, including area code)


                                  Not Applicable
_____________________________________________________________________________
         (Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

_____________________________________________________________________________


Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule
           or Standard; Transfer of Listing.


On December 15, 2009, Gallery of History, Inc. (the "Company") received notification from Nasdaq that the trading of the Company 's common stock will be suspended as of the opening of business on December 24, 2009, and that the Company's securities will be removed from listing and registration on the Nasdaq Stock Market. The Nasdaq Staff determination resulted from the Company's inability to regain compliance with the Market Value of Publicly Held Shares ("MVPHS") requirement for continued listing, as set forth in Nasdaq Listing Rule 5500(a)(5) (the "MVPHS Rule"). The Company was also previously notified that it was not in compliance with the Minimum Bid Price requirement under Listing Rule 5550(a)(2). The Company previously reported receipt of the Nasdaq Staff Deficiency Letters with respect to both the MVPHS and Minimum Bid Price requirements.

The Company's common stock may become eligible to trade on the OTC Bulletin Board or in the "pink sheets" if a market maker makes an application to register in and quote the common stock in accordance with applicable securities rules and regulations, of which no assurance can be given.

A copy of the Company's press release dated December 16, 2009, reporting notification from Nasdaq that the trading of the Company 's common stock will be suspended, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits.

       (d)     Exhibits

       99.1    Press release issued by the Company on December 16, 2009





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                         GALLERY OF HISTORY, INC.


Date: December 16, 2009                  By: /s/ TODD AXELROD
                                             ____________________
                                             Todd Axelrod,
                                             Chief Executive Officer